Registration No. 333-278188

As filed with the Securities and Exchange Commission on May 15, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-effective Amendment No. 1

To

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	3826	13-3632859
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

11555 Sorrento Valley Road, Suite 203

San Diego, CA 92121

(619) 941-0360

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James B. Frakes

Interim Chief Executive Officer

Aethlon Medical, Inc.

11555 Sorrento Valley Road, Suite 203

San Diego, CA 92121

(619) 941-0360

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Julie Robinson Wade Andrews Cooley LLP 10265 Science Center Drive San Diego, CA 92121 (858) 550-6000	M. Ali Panjwani Pryor Cashman LLP 7 Times Square New York, NY 10036-6569 Telephone: (212) 326-0846 Fax: (212) 326-0806

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☒ 333-278188

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

The Registration Statement shall become effective upon filing in accordance with Rule 462(d) promulgated under the Securities Act of 1933, as amended.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 (“Amendment No. 1”) to the Registration Statement on Form S-1, as amended (File No. 333-278188), declared effective by the Securities and Exchange Commission on May 15, 2024 (“Registration Statement”), is being filed solely for the purpose of replacing Exhibits 5.1 and 5.2 to the Registration Statement. This Amendment No. 1 does not modify any provision of Part I or Part II of the Registration Statement other than Item 16(a) of Part II as set forth below.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Form	SEC File No.	Exhibit No.	Date	Filed Herewith
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.					X

5.2	Opinion of Cooley LLP.					X

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).					X

23.2	Consent of Cooley LLP (included in Exhibit 5.2).					X

24.1*	Power of Attorney (included on the signature page of the Registration Statement on Form S-1 (File No. 333-278188), as amended, filed with the Commission on March 22, 2024 and incorporated herein by reference).

__________________

*	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Diego, California, on the 15th day of May, 2024.

AETHLON MEDICAL, INC.

By:	/s/ JAMES B. FRAKES
James B. Frakes
Interim Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ JAMES B. FRAKES James B. Frakes	Interim Chief Executive Officer Chief Financial Officer Chief Accounting Officer and Director	May 15, 2024

/s/ EDWARD G. BROENNIMAN* Edward G. Broenniman	Chairman and Director	May 15, 2024

/s/ NICOLAS GIKAKIS* Nicolas Gikakis	Director	May 15, 2024

/s/ ANGELA ROSSETTI* Angela Rossetti	Director	May 15, 2024

/s/ CHETAN S. SHAH* Chetan S. Shah, M.D.	Director	May 15, 2024

* Pursuant to power of attorney

By:	/s/ JAMES B. FRAKES
James B. Frakes
Attorney in fact

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